UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20579

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 19, 2021
(Date of earliest event reported)

LITTELFUSE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20388	36-3795742
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8755 W. Higgins Road, Suite 500, Chicago, IL 60631
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 628-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	LFUS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 19, 2021, Littelfuse, Inc., a Delaware corporation (“Littelfuse” or the “Company”), entered into a stock purchase agreement (the “Purchase Agreement”) with the shareholders of Carling Technologies, Inc. (“Carling”), pursuant to which the Company has agreed to acquire all of the issued and outstanding stock of Carling, as further described below.

Transaction Overview

On the terms and conditions set forth in the Purchase Agreement, the Company has agreed to purchase all of the issued and outstanding stock of Carling (the “Transaction”) for a purchase price of $315 million in cash, subject to certain adjustments after closing.

The completion of the Transaction is subject to certain customary closing conditions, including (i) expiration or termination of the waiting period (and any extensions thereof) applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (ii) the receipt of certain required consents and approvals of specified governmental authorities having been obtained, and (iii) the absence of any order, judgment, injunction, law or other legal restraint prohibiting the consummation of the Transaction. Each party’s obligation to consummate the Transaction is also subject to certain additional closing conditions, including the material accuracy of the other party’s representations and warranties contained in the Purchase Agreement, and the other party’s compliance in all material respects with its covenants and agreements contained in the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties and covenants by each party that are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement. Among other things, the sellers have agreed (i) to conduct Carling’s business in the ordinary course consistent with past practice in all material respects between the execution of the Purchase Agreement and the closing of the Transaction, (ii) not to engage in certain transactions, such as equity issuances, incurrence of indebtedness or acquisitions between the execution of the Purchase Agreement and the closing of the Transaction, except with the written consent of the Company, and (iii) not to compete with Carling’s business (subject to certain exceptions) for a period of five years after the closing date.

Each of the parties is required to use their respective commercially reasonable efforts to consummate the Transaction. Without limiting the foregoing, the Company must use its reasonable efforts to take all actions necessary to obtain the required consents from antitrust authorities, including defending any court order or governmental order that would prevent the consummation of the closing; however, the Company will not be required to dispose of any assets in connection with such efforts.
Both the Company and the sellers have agreed, following the closing, to indemnify the other party for losses arising from certain breaches of the Purchase Agreement and for certain other liabilities, subject to certain limitations and the Company has obtained a representations and warranty insurance policy in connection with certain breaches of representations and warranties made by the sellers. The Purchase Agreement provides for a portion of the purchase price to be temporarily held in a third-party escrow account as security for certain of sellers’ indemnification obligations.

The foregoing description of the Purchase Agreement and the Transaction does not purport to be complete, and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

The Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Seller, any of their respective affiliates or of Carling or its business. The Purchase Agreement contains representations and warranties that are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by confidential disclosure schedules delivered in connection with the Purchase Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Seller, any of their respective subsidiaries or affiliates or the Carling business.

Forward Looking Statements

The statements in this communication that are not historical facts are intended to constitute “forward-looking statements” entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. These statements may involve risks and uncertainties, including, but not limited to, risks relating to product demand and market acceptance, economic conditions, the impact of competitive products and pricing, product quality problems or product recalls, capacity and supply difficulties or constraints, coal mining exposures reserves, cybersecurity matters, failure of an indemnification for environmental liability, exchange rate fluctuations, commodity price fluctuations, the effect of the Company’s accounting policies, labor disputes, restructuring costs in excess of expectations, pension plan asset returns less than assumed, integration of the acquired business or other acquisitions, the ability to consummate the proposed transaction on the anticipated timeline or at all, the ability to realize the anticipated benefits of the proposed transaction, and other risks which may be detailed in the Company’s other Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This communication should be read in conjunction with information provided in the financial statements appearing in the Company’s Annual Report on Form 10-K for the year ended December 26, 2020. For a further discussion of the risk factors of the Company, please see Item 1A. “Risk Factors” to the Company’s Annual Report on Form 10-K for the year ended December 26, 2020.

Item 7.01	Regulation FD Disclosure.
On October 20, 2021, the Company issued a press release announcing that it had entered into the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01. The information in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
Exhibit
Number	Description
2.1	Stock Purchase Agreement, dated October 19, 2021, by and between Littelfuse, Inc., the Shareholders of Carling Technologies, Inc., and Christopher T. Sorenson, as Sellers’ Representative*
99.1	Press Release of Littelfuse, Inc., dated October 20, 2021.

* Exhibits and schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. Littelfuse agrees to furnish a supplemental copy of an omitted exhibit or schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LITTELFUSE, INC.
DATE: October 20, 2021	By: /s/ Ryan K. Stafford
Name: Ryan K. Stafford
Title: Executive Vice President